UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 29, 2013

Regal Entertainment Group

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-31315	02-0556934
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7132 Regal Lane, Knoxville, Tennessee 37918

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 865-922-1123

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

On May 29, 2013, Regal Entertainment Group (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC (the “Underwriters”) with respect to the Company’s offering of $250.0 million aggregate principal amount of its 5.750% senior notes due 2023 (the “Notes”) in a registered public offering. The Underwriting Agreement includes customary representations, warranties and covenants.  Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to Exhibit 1.1.

Item 8.01                   Other Events.

On May 29, 2013, the Company issued a press release announcing its plan to offer the Notes in a registered offering. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Also on May 29, 2013, the Company issued a press release announcing the pricing of the Notes. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

In addition, on May 29, 2013, the Company issued a press release announcing cash tender offers for its 9.125% senior notes due 2018 and Regal Cinemas Corporation’s 8.625% senior notes due 2019. The press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated May 29, 2013, by and among the Company, Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC.

99.1	Press release of the Company, dated May 29, 2013, announcing the offering of the Notes.

99.2	Press release of the Company, dated May 29, 2013, announcing the pricing of the Notes.

99.3	Press release of the Company, dated May 29, 2013, announcing the tender offers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP

Date: May 30, 2013	By:	/s/ Peter Brandow
	Name:	Peter Brandow
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated May 29, 2013, by and among the Company, Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC.

99.1	Press release of the Company, dated May 29, 2013, announcing the offering of the Notes.

99.2	Press release of the Company, dated May 29, 2013, announcing the pricing of the Notes.

99.3	Press release of the Company, dated May 29, 2013, announcing the tender offers.